UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 5, 2014

IDENIX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-49839	45-0478605
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

320 Bent Street Cambridge, MA	02141
(Address of principal executive offices)	(Zip Code)

(617) 995-9800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

Idenix Pharmaceuticals, Inc. (the “Company”) held its annual meeting of stockholders on June 5, 2014. At the annual meeting, the stockholders elected all of the nominees of the Company’s Board of Directors for a term of one year and until his or her successor is duly elected and qualified. In addition, at the annual meeting, the stockholders (i) approved the Company’s 2014 Employee Stock Purchase Plan and the reservation of 2,000,000 shares for future issuance thereof, (ii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year ending December 31, 2014, and (iii) approved on an advisory basis the compensation of the Company’s named executive officers as disclosed in the proxy statement for the 2014 Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and narrative disclosure.

The final voting results are set forth below:

a) The following nominees for director were elected as follows:

Nominee	For	Withheld	Non-Votes
Wayne T. Hockmeyer, Ph.D.	120,564,194	2,139,355	13,040,775
Thomas R. Hodgson	120,594,787	2,108,762	13,040,775
Tamar D. Howson	120,355,081	2,348,468	13,040,775
Denise Pollard-Knight, Ph.D.	120,564,094	2,139,455	13,040,775
Ronald C. Renaud, Jr.	122,631,265	72,284	13,040,775
Charles Rowland, Jr.	120,602,491	2,101,058	13,040,775
Michael Wyzga	120,605,177	2,098,372	13,040,775

b) The Company’s 2014 Employee Stock Purchase Plan and the reservation of 2,000,000 shares for future issuance thereof was approved as follows:

For:	122,447,648
Against:	214,819
Abstain:	41,082
Non Votes:	13,040,775

c) The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm the current fiscal year ending December 31, 2014 was approved as follows:

For:	135,532,642
Against:	122,421
Abstain:	89,261

d) The compensation of the Company’s named executive officers was approved on an advisory basis as disclosed in the proxy statement for the 2014 Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and narrative disclosure. The final voting results were as follows:

For:	120,430,366
Against:	2,233,538
Abstain:	39,645
Non Votes:	13,040,775

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

IDENIX PHARMACEUTICALS, INC.

Date: June 6, 2014	By:	/s/Maria D. Stahl
Maria D. Stahl
Senior Vice President and General Counsel